                                                                   Exhibit 99.2

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[466,211,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-AB1

                                  [SURF LOGO]

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                FEBRUARY 8, 2006

                              [MERRILL LYNCH LOGO]

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                        SURF 2006-AB1
                                                                              1ST LIEN                    1ST LIEN        1ST LIEN
TOP LEVEL STATS                           ALL LOANS         MH       2NDS    BAL < 50K    FICO < 500    FRM PURCHASE      FRM REFI
------------------------------------------------------------------------------------------------------------------------------------
Total Collateral                         492,754,583      69,957             1,334,170                   27,173,120      85,460,212
Percent of Deal                            100.00%        0.01%                0.27%                       5.51%           17.34%
Statistical Cut-Off Date                  2006-02-01    2006-02-01           2006-02-01                  2006-02-01       2006-02-01

AVERAGES BY GROUP
------------------------------------------------------------------------------------------------------------------------------------
WALA                                          4             4                    5                           4                4
FICO                                         682           665                  661                         692              680
DTI                                         40.81%        28.24%               36.29%                      40.03%          40.63%
LTV                                         82.17%        67.96%               73.79%                      81.18%          78.61%
CLTV                                        90.70%        67.96%               87.06%                      93.50%          81.33%
Coupon                                      6.97%         8.40%                8.31%                       6.98%            6.75%
Balance                                    191,287        69,957               44,472                     151,805          209,461

PCT BY GROUP
------------------------------------------------------------------------------------------------------------------------------------
Prefunded                                     NA            NA                   NA                          NA              NA
Delinquent at closing                       71.02%       100.00%               48.02%                      66.61%          81.60%
Full Doc %                                  31.41%        0.00%                34.62%                      34.64%          46.23%
Owner Occupied %                            91.27%       100.00%               85.15%                      90.74%          94.45%
First Lien %                               100.00%       100.00%              100.00%                     100.00%          100.00%
Loans w/ MI                                 35.29%        0.00%                9.84%                       21.22%          38.46%
Loans w/ Simult 2nds                        44.37%        0.00%                60.82%                      63.27%          14.17%
First Time Borrowers                        23.54%        0.00%                51.01%                      44.63%           0.00%
Stated Docs w/ W2                           64.77%       100.00%               65.38%                      61.84%          48.43%

STATS ONLY FOR ARMS
------------------------------------------------------------------------------------------------------------------------------------
Max Rate                                    13.46%        0.00%                15.22%                      0.00%            0.00%
Margin                                      5.68%         0.00%                6.82%                       0.00%            0.00%
Initial Cap                                 3.01%         0.00%                3.00%                       0.00%            0.00%
Periodic Cap                                1.02%         0.00%                1.00%                       0.00%            0.00%
Avg Reset Freq (mo)                           23            0                    20                          0                0

FICO
------------------------------------------------------------------------------------------------------------------------------------
< 500
500 - 549
550 - 599
600 - 649                                   23.58%        0.00%     0.00%      35.87%       0.00%          24.43%          21.10%
650 - 699                                   48.68%       100.00%    0.00%      60.54%       0.00%          38.34%          52.96%
700 - 749                                   20.67%        0.00%     0.00%      0.00%        0.00%          18.12%          21.08%
750 - 799                                   6.82%         0.00%     0.00%      3.58%        0.00%          18.69%           4.61%
800 +                                       0.25%         0.00%     0.00%      0.00%        0.00%          0.42%            0.25%

DTI
------------------------------------------------------------------------------------------------------------------------------------
< 25                                        5.94%          0.00%    0.00%       7.12%       0.00%          5.19%             6.81%
25 - 29.99                                  5.42%        100.00%    0.00%      14.20%       0.00%          8.33%            5.25%
30 - 34.99                                  11.70%        0.00%     0.00%      32.02%       0.00%          13.38%          13.02%
35 - 39.99                                  16.49%        0.00%     0.00%      16.15%       0.00%          14.08%          16.95%
40 - 44.99                                  24.62%        0.00%     0.00%      16.50%       0.00%          26.07%          18.52%
45 - 49.99                                  29.92%        0.00%     0.00%      10.27%       0.00%          29.82%          29.63%
50 - 54.99                                  5.69%         0.00%     0.00%      3.74%        0.00%          3.13%            9.82%
55 - 59.99                                  0.11%         0.00%     0.00%      0.00%        0.00%          0.00%            0.00%
60 +                                        0.10%         0.00%     0.00%      0.00%        0.00%          0.00%            0.00%

LTV
------------------------------------------------------------------------------------------------------------------------------------
<=60                                        3.09%         0.00%     0.00%      17.22%       0.00%          2.54%           10.70%
60.01 - 65                                  1.91%         0.00%     0.00%      3.74%        0.00%          1.84%            4.52%
65.01 - 70                                  3.09%        100.00%    0.00%      7.36%        0.00%          1.34%            6.61%
70.01 - 75                                  4.24%         0.00%     0.00%      7.40%        0.00%          3.78%           10.05%
75.01 - 80                                  52.37%        0.00%     0.00%      54.43%       0.00%          69.29%          29.66%
80.01 - 85                                  6.34%         0.00%     0.00%      0.00%        0.00%          3.98%           11.26%
85.01 - 90                                  14.27%        0.00%     0.00%      0.00%        0.00%          6.30%           13.92%
90.01 - 95                                  8.33%         0.00%     0.00%      0.00%        0.00%          4.37%            7.69%
95.01 - 100                                 6.35%         0.00%     0.00%      9.84%        0.00%          6.57%            5.60%
> 100

CLTV
------------------------------------------------------------------------------------------------------------------------------------
<=60                                        3.05%         0.00%     0.00%      14.22%       0.00%          2.54%           10.47%
60.01 - 65                                  1.91%         0.00%     0.00%      3.74%        0.00%          1.84%            4.52%
65.01 - 70                                  2.87%        100.00%    0.00%      7.36%        0.00%          1.34%            6.61%
70.01 - 75                                  3.62%         0.00%     0.00%      3.74%        0.00%          3.16%            9.64%
75.01 - 80                                  9.78%         0.00%     0.00%      0.27%        0.00%          6.65%           16.34%
80.01 - 85                                  6.09%         0.00%     0.00%      0.00%        0.00%          3.98%           11.26%
85.01 - 90                                  15.17%        0.00%     0.00%      0.00%        0.00%          8.41%           14.08%
90.01 - 95                                  11.60%        0.00%     0.00%      0.00%        0.00%          7.52%            9.60%
95.01 - 100                                 45.91%        0.00%     0.00%      70.66%       0.00%          64.57%          17.49%
> 100

PRODUCT
------------------------------------------------------------------------------------------------------------------------------------
< 2 yr Fixed Term                           0.72%         0.00%     0.00%      0.00%        0.00%          0.00%            0.00%
2 yr fixed hybrid                           59.38%        0.00%     0.00%      54.52%       0.00%          0.00%            0.00%
3 yr fixed hybrid                           13.34%        0.00%     0.00%      6.26%        0.00%          0.00%            0.00%
5 yr or longer hybrid                       3.71%         0.00%     0.00%      0.00%        0.00%          0.00%            0.00%
Fixed Rate                                  22.86%       100.00%    0.00%      39.22%       0.00%         100.00%          100.00%

I/O TERM
------------------------------------------------------------------------------------------------------------------------------------
No IO Term                                  63.94%       100.00%    0.00%      85.80%       0.00%          92.28%          88.83%
2 yr                                        7.23%         0.00%     0.00%      13.94%       0.00%          0.41%            0.00%
3 yr                                        2.48%         0.00%     0.00%      0.00%        0.00%          0.00%            0.00%
5 yr                                        24.38%        0.00%     0.00%      0.27%        0.00%          7.31%           10.49%
> 5 yr                                      1.97%         0.00%     0.00%      0.00%        0.00%          0.00%            0.68%

LOAN BALANCE
------------------------------------------------------------------------------------------------------------------------------------
< 50,000                                    0.27%         0.00%     0.00%     100.00%       0.00%          0.86%            0.34%
50,000 - 74,999                             3.97%        100.00%    0.00%      0.00%        0.00%          7.90%            2.96%
75,000 - 99,999                             5.93%         0.00%     0.00%      0.00%        0.00%          10.71%           3.81%
100,000 - 199,999                           27.67%        0.00%     0.00%      0.00%        0.00%          32.72%          27.41%
200,000 - 499,999                           53.07%        0.00%     0.00%      0.00%        0.00%          41.87%          49.95%
500,000 - 999,999                           9.08%         0.00%     0.00%      0.00%        0.00%          5.94%           15.53%
1,000,000 -

AMORTIZATION TERM
------------------------------------------------------------------------------------------------------------------------------------
< 15 years
15 yr                                       0.74%         0.00%     0.00%      3.00%        0.00%          0.23%            4.20%
20 yr                                       0.05%         0.00%     0.00%      0.00%        0.00%          0.00%            0.31%
30 yr                                       96.48%       100.00%    0.00%      97.00%       0.00%          96.58%          92.29%
40 yr                                       2.73%         0.00%     0.00%      0.00%        0.00%          3.19%            3.21%

                                           ARM I/O                    ARM NON I/O     ARM NON I/O
TOP LEVEL STATS                           PURCHASE     ARM I/O REFI     PURCHASE         REFI
---------------                           --------     ------------     --------         ----
Total Collateral                         94,628,361     71,392,997    126,420,249     87,679,643
Percent of Deal                            19.20%         14.49%         25.66%         17.79%
Statistical Cut-Off Date                  2006-02-01     2006-02-01    2006-02-01      2006-02-01

AVERAGES BY GROUP
-------------------------------------------------------------------------------------------------
WALA                                          4              4             5               5
FICO                                         687            683           681             674
DTI                                        41.75%         41.04%         39.86%         41.40%
LTV                                        81.63%         83.04%         84.90%         81.88%
CLTV                                       97.53%         87.25%         96.25%         86.42%
Coupon                                      7.03%          6.70%         7.32%           6.79%
Balance                                    221,094        269,408       147,687         199,272

PCT BY GROUP
-------------------------------------------------------------------------------------------------
Prefunded                                    NA             NA             NA             NA
Delinquent at closing                      62.36%         75.66%         64.34%         77.26%
Full Doc %                                 18.53%         38.23%         23.34%         35.94%
Owner Occupied %                           97.34%         98.63%         83.34%         87.22%
First Lien %                               100.00%        100.00%       100.00%         100.00%
Loans w/ MI                                14.73%         52.62%         36.29%         43.19%
Loans w/ Simult 2nds                       80.98%         23.33%         59.27%         24.11%
First Time Borrowers                       47.78%          0.00%         46.41%          0.00%
Stated Docs w/ W2                          79.42%         59.87%         71.69%         59.83%

STATS ONLY FOR ARMS
-------------------------------------------------------------------------------------------------
Max Rate                                   13.64%         13.13%         13.78%         13.07%
Margin                                      5.39%          5.73%         5.87%           5.70%
Initial Cap                                 3.12%          3.00%         2.99%           2.95%
Periodic Cap                                1.02%          1.04%         1.00%           1.02%
Avg Reset Freq (mo)                          25             24             22             22

FICO
-------------------------------------------------------------------------------------------------
< 500
500 - 549
550 - 599
600 - 649                                  20.81%         18.57%         27.50%         27.17%
650 - 699                                  47.53%         54.62%         43.59%         51.44%
700 - 749                                  23.67%         20.80%         20.11%         18.52%
750 - 799                                   7.58%          5.53%         8.67%           2.87%
800 +                                       0.41%          0.49%         0.13%           0.00%

DTI
-------------------------------------------------------------------------------------------------
<25                                         4.75%          3.55%         8.90%           4.28%
25 - 29.99                                  3.72%          5.78%         5.77%           5.75%
30 - 34.99                                 11.17%         10.24%         11.81%         11.47%
35 - 39.99                                 13.66%         17.69%         16.98%         18.16%
40 - 44.99                                 28.27%         27.65%         24.25%         24.26%
45 - 49.99                                 35.43%         33.35%         25.75%         27.50%
50 - 54.99                                  2.99%          1.74%         6.19%           7.88%
55 - 59.99                                  0.00%          0.00%         0.34%           0.12%
60 +                                        0.00%          0.00%         0.00%           0.58%

LTV
-------------------------------------------------------------------------------------------------
<=60                                        0.00%          2.55%         0.26%           3.73%
60.01 - 65                                  0.00%          2.50%         0.39%           3.17%
65.01 - 70                                  1.36%          3.07%         0.30%           6.12%
70.01 - 75                                  0.61%          7.06%         0.47%           5.76%
75.01 - 80                                 83.30%         32.20%         62.28%         38.04%
80.01 - 85                                  1.96%         11.16%         1.84%           9.59%
85.01 - 90                                  5.04%         28.80%         13.50%         16.32%
90.01 - 95                                  4.68%          9.20%         9.93%          11.09%
95.01 - 100                                 3.05%          3.46%         11.03%          6.20%
> 100

CLTV
-------------------------------------------------------------------------------------------------
<=60                                        0.00%          2.55%         0.23%           3.73%
60.01 - 65                                  0.00%          2.50%         0.39%           3.17%
65.01 - 70                                  0.28%          3.07%         0.24%           6.12%
70.01 - 75                                  0.00%          6.82%         0.04%           4.36%
75.01 - 80                                  4.36%         10.63%         5.49%          15.71%
80.01 - 85                                  1.71%          9.92%         1.47%          10.00%
85.01 - 90                                  7.87%         29.82%         13.41%         16.82%
90.01 - 95                                  8.29%         14.33%         13.94%         12.76%
95.01 - 100                                77.48%         20.36%         64.78%         27.33%
> 100

PRODUCT
-------------------------------------------------------------------------------------------------
< 2 yr Fixed Term                           0.00%          0.00%         1.54%           1.82%
2 yr fixed hybrid                          73.92%         74.74%         79.07%         79.05%
3 yr fixed hybrid                          16.93%         19.68%         16.81%         16.42%
5 yr or longer hybrid                       9.15%          5.58%         2.58%           2.71%
Fixed Rate                                  0.00%          0.00%         0.00%           0.00%

I/O TERM
-------------------------------------------------------------------------------------------------
No IO Term                                  0.00%          0.00%        100.00%         100.00%
2 yr                                       29.66%         10.41%         0.00%           0.00%
3 yr                                        9.33%          4.76%         0.00%           0.00%
5 yr                                       52.54%         83.30%         0.00%           0.00%
> 5 yr                                      8.46%          1.53%         0.00%           0.00%

LOAN BALANCE
-------------------------------------------------------------------------------------------------
< 50,000                                    0.15%          0.06%         0.37%           0.17%
50,000 - 74,999                             1.93%          0.07%         8.83%           2.12%
75,000 - 99,999                             3.76%          1.86%         10.93%          4.98%
100,000 - 199,999                          23.80%         13.68%         36.65%         28.99%
200,000 - 499,999                          57.99%         75.36%         38.31%         57.41%
500,000 - 999,999                          12.36%          8.96%         4.90%           6.33%
1,000,000 -

AMORTIZATION TERM
-------------------------------------------------------------------------------------------------
< 15 years
15 yr                                       0.00%          0.00%         0.00%           0.00%
20 yr                                       0.00%          0.00%         0.00%           0.00%
30 yr                                      100.00%        100.00%        95.34%         95.50%
40 yr                                       0.00%          0.00%         4.66%           4.50%

                                          SURF 2006-AB1
                                                                                1ST LIEN                    1ST LIEN        1ST LIEN
TOP LEVEL STATS                             ALL LOANS         MH       2NDS    BAL < 50K    FICO < 500    FRM PURCHASE      FRM REFI
MATURITY TERM
------------------------------------------------------------------------------------------------------------------------------------
< 15 years
15 yr                                         1.31%         0.00%     0.00%      3.00%        0.00%          5.11%            5.92%
20 yr                                         0.05%         0.00%     0.00%      0.00%        0.00%          0.00%            0.31%
30 yr                                         98.64%       100.00%    0.00%      97.00%       0.00%          94.89%          93.77%
40 yr

PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
Single Family                                 69.84%        0.00%     0.00%      92.51%       0.00%          73.85%          74.44%
Planned Unit Development                      13.88%        0.00%     0.00%      0.00%        0.00%          14.55%          11.89%
Multi Family                                  10.75%        0.00%     0.00%      3.75%        0.00%          6.50%           10.37%
Condo, Townhouse                              5.51%         0.00%     0.00%      3.74%        0.00%          5.09%            3.23%
Manufactured Housing                          0.01%        100.00%    0.00%      0.00%        0.00%          0.00%            0.08%


LOAN PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                      50.37%        0.00%     0.00%      63.85%       0.00%         100.00%           0.00%
Refinance - Cashout                           45.06%       100.00%    0.00%      33.15%       0.00%          0.00%           88.50%
Refinance - Rate/Term                         4.56%         0.00%     0.00%      3.00%        0.00%          0.00%           11.50%


GEOGRAPHIC DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                       3.69%         0.00%     0.00%      0.00%        0.00%          2.45%            2.94%
Alaska                                        0.09%         0.00%     0.00%      0.00%        0.00%          0.36%            0.20%
Arizona                                       8.42%         0.00%     0.00%      0.00%        0.00%          4.25%            6.53%
Arkansas                                      10.10%        0.00%     0.00%      0.27%        0.00%          4.18%           13.21%
California-Northern                           1.47%         0.00%     0.00%      0.00%        0.00%          0.61%            0.80%
California-Southern                           1.46%         0.00%     0.00%      3.75%        0.00%          3.65%            1.96%
Colorado                                      0.17%         0.00%     0.00%      0.00%        0.00%          0.00%            0.25%
Connecticut                                   0.08%         0.00%     0.00%      0.00%        0.00%          0.00%            0.45%
Delaware                                      5.71%         0.00%     0.00%      7.48%        0.00%          6.31%            5.81%
District of Columbia                          2.68%         0.00%     0.00%      0.00%        0.00%          1.84%            2.76%
Florida                                       0.11%         0.00%     0.00%      0.00%        0.00%          0.00%            0.00%
Georgia                                       0.14%         0.00%     0.00%      0.00%        0.00%          0.00%            0.00%
Hawaii                                        9.32%         0.00%     0.00%      0.00%        0.00%          6.73%            2.35%
Idaho                                         1.48%         0.00%     0.00%      0.00%        0.00%          5.06%            1.18%
Illinois                                      0.24%         0.00%     0.00%      0.00%        0.00%          0.00%            0.20%
Indiana                                       0.70%         0.00%     0.00%      0.00%        0.00%          0.28%            1.11%
Iowa                                          0.70%         0.00%     0.00%      3.65%        0.00%          1.21%            0.43%
Kansas                                        0.25%         0.00%     0.00%      3.74%        0.00%          1.28%            0.00%
Kentucky                                      0.23%        100.00%    0.00%      0.00%        0.00%          0.00%            1.34%
Louisiana                                     3.55%         0.00%     0.00%      0.00%        0.00%          0.87%            5.35%
Maine                                         1.87%         0.00%     0.00%      0.00%        0.00%          2.15%            1.62%
Maryland                                      5.57%         0.00%     0.00%      13.72%       0.00%          0.73%            2.58%
Massachusetts                                 1.98%         0.00%     0.00%      0.00%        0.00%          1.63%            0.94%
Michigan                                      0.07%         0.00%     0.00%      0.00%        0.00%          0.00%            0.00%
Minnesota                                     1.65%         0.00%     0.00%      9.82%        0.00%          1.70%            1.62%
Mississippi                                   0.13%         0.00%     0.00%      0.00%        0.00%          0.84%            0.00%
Missouri                                      0.22%         0.00%     0.00%      0.00%        0.00%          0.28%            0.60%
Montana                                       2.23%         0.00%     0.00%      0.00%        0.00%          1.18%            0.84%
Nebraska                                      0.49%         0.00%     0.00%      0.00%        0.00%          0.66%            0.68%
Nevada                                        3.25%         0.00%     0.00%      0.00%        0.00%          1.03%            2.38%
New Hampshire                                 0.12%         0.00%     0.00%      0.00%        0.00%          0.00%            0.44%
New Jersey                                    6.75%         0.00%     0.00%      6.26%        0.00%          11.23%          15.69%
New Mexico                                    1.54%         0.00%     0.00%      0.00%        0.00%          3.15%            1.93%
New York                                      0.04%         0.00%     0.00%      0.00%        0.00%          0.00%            0.00%
North Carolina                                3.06%         0.00%     0.00%      3.72%        0.00%          1.38%            4.03%
North Dakota                                  0.25%         0.00%     0.00%      0.00%        0.00%          1.07%            0.00%
Ohio                                          0.91%         0.00%     0.00%      0.00%        0.00%          4.04%            1.35%
Oklahoma                                      1.76%         0.00%     0.00%      0.00%        0.00%          2.83%            1.91%
Oregon                                        0.99%         0.00%     0.00%      0.00%        0.00%          1.17%            1.20%
Pennsylvania                                  0.76%         0.00%     0.00%      0.00%        0.00%          2.07%            1.28%
Rhode Island                                  0.05%         0.00%     0.00%      3.63%        0.00%          0.00%            0.00%
South Carolina                                2.18%         0.00%     0.00%      9.79%        0.00%          5.54%            2.52%
South Dakota                                  4.60%         0.00%     0.00%      26.85%       0.00%          9.46%            2.15%
Tennessee                                     0.75%         0.00%     0.00%      0.00%        0.00%          1.19%            1.24%
Texas                                         0.02%         0.00%     0.00%      0.00%        0.00%          0.00%            0.00%
Utah                                          3.11%         0.00%     0.00%      0.00%        0.00%          1.90%            4.18%
Vermont                                       2.63%         0.00%     0.00%      3.58%        0.00%          3.04%            1.64%
Virginia                                      0.06%         0.00%     0.00%      0.00%        0.00%          0.00%            0.07%
Washington                                    1.71%         0.00%     0.00%      0.00%        0.00%          0.79%            0.50%
West Virginia                                 0.02%         0.00%     0.00%      0.00%        0.00%          0.00%            0.00%
Wisconsin                                     0.97%         0.00%     0.71%      0.00%        0.00%          0.30%            0.26%
Wyoming                                       0.07%         0.00%     0.12%      0.00%        0.00%          0.00%            0.00%
Unknown or Other


                                           ARM I/O                    ARM NON I/O     ARM NON I/O
TOP LEVEL STATS                           PURCHASE     ARM I/O REFI    PURCHASE          REFI
MATURITY TERM
-------------------------------------------------------------------------------------------------
< 15 years
15 yr                                       0.00%          0.00%         0.00%           0.00%
20 yr                                       0.00%          0.00%         0.00%           0.00%
30 yr                                      100.00%        100.00%       100.00%         100.00%
40 yr

PROPERTY TYPE
-------------------------------------------------------------------------------------------------
Single Family                              62.51%         70.36%         70.01%         71.37%
Planned Unit Development                   20.84%         12.93%         12.72%         10.56%
Multi Family                                9.65%         10.11%         11.96%         12.40%
Condo, Townhouse                            7.00%          6.59%         5.32%           5.67%
Manufactured Housing                        0.00%          0.00%         0.00%           0.00%

LOAN PURPOSE
-------------------------------------------------------------------------------------------------
Purchase                                   100.00%         0.00%        100.00%          0.00%
Refinance - Cashout                         0.00%         89.66%         0.00%          93.99%
Refinance - Rate/Term                       0.00%         10.34%         0.00%           6.01%

GEOGRAPHIC DISTRIBUTION
-------------------------------------------------------------------------------------------------
Alabama                                     5.76%          5.46%         2.65%           2.65%
Alaska                                      0.00%          0.00%         0.13%           0.00%
Arizona                                    15.90%         14.76%         3.31%           5.69%
Arkansas                                   11.02%         22.11%         4.04%           6.84%
California-Northern                         1.87%          2.19%         1.59%           1.18%
California-Southern                         0.24%          0.93%         1.96%           1.33%
Colorado                                    0.00%          0.00%         0.33%           0.22%
Connecticut                                 0.00%          0.00%         0.00%           0.00%
Delaware                                    5.45%          2.40%         6.91%           6.66%
District of Columbia                        2.94%          2.37%         3.85%           1.18%
Florida                                     0.00%          0.32%         0.00%           0.37%
Georgia                                     0.19%          0.39%         0.00%           0.26%
Hawaii                                     11.89%          7.07%         12.06%         12.06%
Idaho                                       0.79%          0.52%         1.21%           2.57%
Illinois                                    0.21%          0.00%         0.64%           0.00%
Indiana                                     0.52%          0.49%         0.86%           0.57%
Iowa                                        0.84%          0.13%         0.90%           0.83%
Kansas                                      0.45%          0.00%         0.20%           0.23%
Kentucky                                    0.00%          0.00%         0.00%           0.00%
Louisiana                                   3.92%          5.27%         0.69%           4.94%
Maine                                       0.59%          0.76%         2.09%           3.97%
Maryland                                    3.63%          6.56%         9.05%           6.25%
Massachusetts                               2.10%          1.56%         2.55%           2.50%
Michigan                                    0.07%          0.00%         0.14%           0.10%
Minnesota                                   0.54%          0.28%         2.99%           2.02%
Mississippi                                 0.00%          0.00%         0.16%           0.22%
Missouri                                    0.00%          0.00%         0.28%           0.15%
Montana                                     5.47%          2.17%         1.85%           1.04%
Nebraska                                    0.45%          0.49%         0.20%           0.68%
Nevada                                      1.33%          2.80%         4.14%           5.92%
New Hampshire                               0.00%          0.00%         0.18%           0.00%
New Jersey                                  5.45%          3.97%         4.05%           4.17%
New Mexico                                  0.80%          0.48%         1.99%           1.66%
New York                                    0.10%          0.00%         0.10%           0.00%
North Carolina                              2.58%          2.22%         3.31%           3.49%
North Dakota                                0.10%          0.00%         0.57%           0.14%
Ohio                                        0.00%          0.41%         1.37%           0.23%
Oklahoma                                    0.58%          1.25%         1.48%           3.35%
Oregon                                      0.82%          0.49%         0.53%           1.98%
Pennsylvania                                0.47%          0.19%         0.69%           0.72%
Rhode Island                                0.05%          0.00%         0.17%           0.00%
South Carolina                              1.61%          0.48%         3.19%           1.31%
South Dakota                                5.04%          0.11%         10.25%          0.50%
Tennessee                                   0.81%          0.95%         0.55%           0.18%
Texas                                       0.00%          0.00%         0.08%           0.00%
Utah                                        2.03%          6.11%         1.55%           3.38%
Vermont                                     2.70%          2.61%         2.57%           3.47%
Virginia                                    0.00%          0.00%         0.17%           0.00%
Washington                                  0.40%          1.44%         1.74%           4.78%
West Virginia                               0.00%          0.13%         0.00%           0.00%
Wisconsin                                   0.31%          0.34%         1.28%           1.79%
Wyoming                                     0.15%          0.00%         0.14%           0.04%
Unknown or Other